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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                November 14, 2008


                             DYNATRONICS CORPORATION

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-12697

                  Utah                                    87-0398434
     (State or other jurisdiction of             (IRS Employer Identification
             incorporation)                                 Number)

                              7030 Park Centre Dr.
                           Salt Lake City, Utah 84121
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 568-7000

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02     Results of Operations and Financial Condition

         On November 14, 2008, Dynatronics Corporation issued a press release announcing its financial results for the first fiscal quarter ended September 30, 2008. The release also announced that these results would be discussed with investors on a telephone conference call and provided access information, date, and time for the conference call. A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01     Financial Statements and Exhibits (furnished herewith)

(d)  Exhibits

                  Exhibit 99 Press release issued by Dynatronics Corporation dated November 14, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DYNATRONICS CORPORATION




                                           By:  /s/ Kelvyn H. Cullimore, Jr.
                                                ----------------------------
                                           Kelvyn H. Cullimore, Jr.
                                           Chairman, Chief Executive Officer,
                                           and President

Date:  November 14, 2008









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